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                                                                     EXHIBIT 4.1


COMMON STOCK                                                      COMMON STOCK

 PAR VALUE $.01                                                  PAR VALUE  $.01

                                                                          SHARES
   NUMBER
DPH

                                      [PHOTO]



THIS CERTIFICATE IS TRANSFERABLE IN                     CUSIP 000000 00 0
        BOSTON, MASSACHUSETTS                SEE REVERSE FOR CERTAIN DEFINITIONS
      OR IN NEW YORK, NEW YORK

                    DELPHI AUTOMOTIVE SYSTEMS CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that



is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Delphi Automotive Systems Corporation transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.
Witness the signatures of its duly authorized officers.                   [SEAL]

Dated:

COUNTERSIGNED AND REGISTERED:
     BANKBOSTON, N.A.

               TRANSFER AGENT       /s/ Diane L. Kaye   /s/ J.T. Battenberg III
               AND REGISTRAR
BY  /s/ Nancy Rizza

             AUTHORIZED OFFICER         SECRETARY        CHAIRMAN OF THE BOARD




                                                      American Bank Note Company
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         DELPHI AUTOMOTIVE SYSTEMS CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A
STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED
TO THE TRANSFER AGENT.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                    UNIF GIFT MIN ACT - ............Custodian...................
         TEN ENT - as tenants by the entireties                                   (Cust)               (Minor)
         JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
                   survivorship and not as tenants                             Act ....................................
                   in common                                                                (State)
                                                            UNIF TRF MIN ACT - ............Custodian (until age.......)
                                                                                  (Cust)
                                                                               ............under Uniform Transfers
                                                                                  (Minor)
                                                                               to Minors Act .........................
                                                                                                     (State)


                              Additional abbreviations may also be used though not in the above list.


    For value received, _________________________________________________________hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________________
|                                              |
|                                              |
 ______________________________________________

________________________________________________________________________________________________________________________
                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________________________________

          X ____________________________________________________

          X ____________________________________________________
    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
            FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed


By ________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.t5.




         This certificate also evidences and entitles the holder hereof to the same number of Rights (subject to adjustment) as the number of shares of Common Stock represented by this certificate, such Rights being on the terms provided under the Rights Agreement between Delphi Automotive Systems Corporation and BankBoston, N.A. (the "Rights
Agent"), dated as of February 1, 1999, as it may be amended from time to time (the "Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Delphi
Automotive Systems Corporation. Under certain circumstances, as set forth in the Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. Delphi Automotive Systems
Corporation shall mail to the registered holder of this certificate a copy of the Agreement without charge within five days after receipt of a written request therefor. As provided in Section 7(e) of the Agreement, Rights issued to or Beneficially Owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the
Agreement) or any subsequent holder of such Rights shall be null and void and may not be exercised by or transferred to any Person.
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